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                                 ONE FUND, INC.

                   SUPPLEMENT DATED SEPTEMBER 1, 1999 TO THE
                        PROSPECTUS DATED NOVEMBER 1, 1998

This prospectus supplement discloses changes to the November 1, 1998 prospectus. These include:

        >  a plan of merger for certain portfolios

        > a new sub-advisory agreement and fees for the International and Global Contrarian portfolios

        > a new portfolio co-manager and sub-advisory fees for the Core Growth portfolio

        > changes to the investment policies of the International and Global Contrarian Portfolios

PLAN OF MERGER

The Board of Directors has approved a plan of merger and liquidation under which, if approved by the shareholders of the portfolios to be merged and liquidated, the Global Contrarian portfolio will be merged into the International portfolio, and the Tax-Free Income portfolio will be merged into the Income portfolio.

If the mergers are approved by the owners of a majority of the outstanding shares of each of the Global Contrarian and Tax-Free Income portfolios (the "liquidating" portfolios), each shareholder of the Global Contrarian portfolio shall receive a number of shares, including fractional shares, of the International portfolio equal in dollar value to the number of whole and fractional shares the shareholder owns in the Global Contrarian portfolio, and each shareholder of the Tax-Free Income portfolio shall receive a number of shares, including fractional shares, of the Income portfolio equal in dollar value to the number of whole and fractional shares the shareholder owns in the Tax-Free Income portfolio. The two liquidating portfolios will then be terminated.

FEDERATED GLOBAL INVESTMENT MANAGEMENT CORP.

The sub-adviser of the International and Global Contrarian portfolios is Federated Global Investment Management Corp. ("FGIM"). It has replaced Societe Generale Asset Management Corp. ("SGAM"). The sub-advisory fees paid by the Adviser to FGIM for the International portfolio are at an annual rate of 0.40% of the first $200 million of the average daily total net assets and 0.35% of average daily total net assets in excess of $200 million of that portfolio. The Adviser is waiving 0.05% of its 0.90% investment advisory fee for the International portfolio. The sub-advisory fee for the Global Contrarian portfolio is 0.75% of the first $100 million and 0.65% of average daily total net assets in excess of $100 million of that portfolio.

All references in the prospectus to SGAM are changed to FGIM.

The lead portfolio manager of the International and Global Contrarian portfolios is Drew Collins, senior vice president of FGIM. Mr. Collins has directed portfolio management and investment research of global equity and fixed income funds for FGIM since 1995. For one year prior to that he was vice president and international portfolio manager of Arnhold and S. Bleichroeder, Inc., and for eight years before that he was a portfolio manager for College Retirement Equities Fund. Mr. Collins is a chartered financial analyst with a bachelor's degree from Oberlin College and a master of business administration degree in finance from the Wharton School of the University of Pennsylvania.

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CORE GROWTH PORTFOLIO

The Sub-Advisory Agreement with PBA has been amended to provide for the Adviser to pay PBA fees accruing at the following rates on and after January 1, 1999:
0.65% of the first $50 million of the average daily net assets of the Core Growth Portfolio, 0.60% of the next $100 million and 0.50% of all average daily net assets in excess of $150 million.

Michael Hahn has replaced Ellen McGee as co-manager of the Core Growth Portfolio primarily responsible for the portfolio's small and micro cap investments. He has been a portfolio manager for PBA since 1996. For two years prior to that he was an assistant portfolio manager for First National Bank of Maryland and spent a year as a financial accountant for International Business Machines. Mr. Hahn is a chartered financial analyst with a bachelor's degree in finance from Pennsylvania State University and a master of business administration degree from the University of Maryland.

FUNDAMENTAL INVESTMENT POLICIES, INTERNATIONAL AND GLOBAL CONTRARIAN PORTFOLIOS

The following are the new fundamental investment policies related to the International and Global Contrarian Portfolios:

          1. The portfolio will not issue senior securities, except that the portfolio may borrow money directly or through reverse repurchase agreements in amounts not in excess of one-third of the value of its total assets; provided that, while borrowings and reverse repurchase agreements outstanding exceed 5% of the portfolio's total assets, any such borrowings will be repaid before additional investments are made.

          2. The portfolio will not purchase securities if, as a result of such purchase, 25% or more of the portfolio's total assets would be invested in any one industry. However, the portfolio may at any time invest 25% or more of its total assets in cash or cash items and securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities.


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          3. The portfolio will not purchase or sell real estate, although it may invest in securities of companies whose business involves the purchase or sale of real estate or in securities secured by real estate or interests in real estate.

          4. The portfolio will not lend any of its assets, except the portfolio's securities, up to one-third of its total assets. This shall not prevent the portfolio from purchasing or holding corporate or U.S. government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, entering into repurchase agreements, or engaging in other transactions which are permitted by the portfolio's investment objectives and policies.

          5. The portfolio will not underwrite any issue of securities, except as the portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objectives, policies, and limitations.

          6. With respect to 75% of its total assets, the portfolio will not purchase the securities of any one issuer (other than cash, cash items, or securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of its total assets would be invested in the securities of that issuer. Also, the portfolio will not purchase more than 10% of any class of the outstanding voting securities of any one issuer. For these purposes, the portfolio considers common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.

          7. The portfolio will not purchase any securities on margin, but it may obtain such short-term credits as are necessary for clearance of transactions. The deposit or payment by the portfolio of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

          8. The portfolio will not purchase or sell commodities, except that the portfolio may purchase and sell financial futures contracts and related options.

     The following new nonfundamental policies have been approved by the Board of Directors:

          9. The portfolio will not pledge, mortgage or hypothecate any assets except to secure permitted borrowings. In those cases, the portfolio may pledge, mortgage or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of borrowing.

          10. The portfolio will not sell securities short unless during the time the short position is open, the portfolio owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and not more than 10% of the portfolio's net assets (taken at current value) is held as collateral for such sales at any one time.

          11. The portfolio will not invest more than 15% of its net assets in illiquid securities, including, among others, repurchase agreements providing for the settlement more than seven days after notice, and certain restricted securities not determined by the Board of Directors to be liquid.